EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Declaration of Trust, restated March 1, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on April 1, 1999, and incorporated herein by reference).

EX-99.a2    Amendment No. 1 to the Amended and Restated Declaration of Trust
            (filed as Exhibit a2 to Post-Effective Amendment No. 12 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-65170, filed on April 19, 2001, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Amended and Restated Declaration of Trust,
            dated August 1, 2001 (filed as Exhibit a3 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.a4    Amendment No. 3 to the Amended and Restated Declaration of Trust,
            dated December 14, 2001.

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit
            b2 to Post-Effective Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Management Agreement (Investor Class) between American Century
            Investment Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 (filed as Exhibit 5 to Post-Effective Amendment
            No. 33 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement (Investor Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d4 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management Agreement (Investor Class) between
            American Century Government Income Trust and American Century
            Investment Management, Inc., dated August 1, 2001 (filed
            electronically as Exhibit d5 to Post-Effective Amendment No. 44 to
            the Registration Statement of the Registrant, on July 31, 2001, File
            no. 2-99222).

EX-99.d6    Amendment No. 3 to the Management Agreement (Investor Class) between
            American Century Government Income Trust and American Century
            Investment Management, Inc., dated December 3, 2001

EX-99.d7    Management Agreement (Advisor Class) between American Century
            Investment Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 and amended as of June 1, 1998 (filed as
            Exhibit d3 to Post-Effective Amendment No. 9 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d8    Amendment No. 1 to the Management Agreement (Advisor Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 36 to the Registration Statement of
            American Century Target Maturities Trust on April 18, 2001, File No.
            2-94608).

EX-99.d9    Amendment No. 2 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust and American Century
            Investment Management, Inc. dated August 1, 2001 (filed
            electronically as Exhibit d8 to Post-Effective Amendment No. 44 to
            the Registration Statement of the Registrant, on July 31, 2001, File
            No. 2-99222).

EX-99.d10   Amendment No. 3 to the Management Agreement (Advisor Class) between
            American Century Government Income Trust and American Century
            Investment Management, Inc. dated December 3, 2001.

EX-99.d11   Management Agreement (C Class) between American Century Investment
            Trust and American Century Investment Management, Inc., dated
            September 16, 2000 (filed as Exhibit d6 to Post-Effective Amendment
            No. 35 to the Registration Statement on Form N-1A of American
            Century Target Maturities Trust, File No. 2-94608, filed on April
            17, 2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 1 to the Management Agreement (C Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated August 1, 2001 (filed electronically as
            Exhibit d10 to Post-Effective Amendment No. 44 to the Registration
            Statement of the Registrant, on July 31, 2001, File No. 2-99222).

EX-99.d13   Amendment No. 2 to the Management Agreement (C Class) between
            American Century Investment Trust and American Century Investment
            Management, Inc., dated December 3, 2001.

EX-99.d14   Management Agreement (Institutional Class) between American Century
            Quantitative Equity Funds and American Century Investment
            Management, Inc., dated August 1, 1997 (filed as an Exhibit to
            Post-Effective Amendment No. 20 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d15   Amendment to the Management Agreement (Institutional Class) between
            American Century Quantitative Equity Funds and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.d16   Amendment No. 1 to the Management Agreement (Institutional Class)
            between American Century Quantitative Equity Funds, American Century
            Investment Trust and American Century Investment Management, Inc.,
            dated August 1, 2001 (filed as Exhibit d13 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century Investment Trust and
            American Century Investment Services, Inc., dated March 13, 2000
            (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
            Amendment No. 19 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc., dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc. dated August 1, 2001 (filed as Exhibit e6 to Post-Effective
            Amendment No. 21 to the Registration Statement of American Century
            Capital Portfolios, Inc., on July 30, 2001, File No. 33-64872).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century Investment Trust and American Century Investment Services,
            Inc. dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
            Amendment No. 21 to the Registration Statement of American Century
            Capital Portfolios, Inc., on July 30, 2001, File No. 33-64872).

EX-99.e8    Amendment No. 7 to the Distribution Agreement between American
            Century Government Income Trust and American Century Investment
            Services, Inc. dated December 3, 2001.

EX-99.g1    Master Agreement by and between Commerce Bank, N.A. and Twentieth
            Century Services, Inc., dated January 22, 1997 (filed as Exhibit B8e to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit B8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation, dated as of August 1,
            1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement between American Century
            Investment Trust and American Century Services Corporation, dated
            March 9, 1998 (filed as Exhibit B9b to Post-Effective Amendment No.
            23 to the Registration Statement on Form N-1A of American Century
            Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 to Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation,
            dated as of June 29, 1998 (filed as Exhibit B9b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation,
            dated November 20, 2000 (filed as Exhibit h4 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation
            dated August 1, 2001 (filed electronically as Exhibit h5 to
            Post-Effective Amendment No. 44 to the Registration Statement of the
            Registrant, on July 31, 2001, File No. 2-99222).

EX-99.h6    Amendment No. 4 to the Transfer Agency Agreement between American
            Century Investment Trust and American Century Services Corporation
            dated December 3, 2001.

EX-99.h7    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-65170, filed on May 7, 1999, and
            incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Consent of Deloitte & Touche LLP.

EX-99.j3    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
            Exhibit b11 to Post-Effective Amendment No. 5 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-65170, filed on June 27, 1997, and incorporated herein by reference).

EX-99.j4    Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
            Post-Effective Amendment No. 11 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-65170, filed on February
            22, 2001, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of American
            Century Government Income Trust, American Century Investment Trust,
            American Century International Bond Fund, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (Advisor Class), dated August 1, 1997 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-94608, filed on January 31,
            2000, and incorporated herein by reference).

EX-99.m2    Amendment to Master Distribution and Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class), dated June 29, 1998 (filed as Exhibit
            m2 to Post-Effective Amendment No. 32 on Form N-1A of American
            Century Target Maturities Trust, File No. 2-94608, filed on January
            31, 2000, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated August 1, 2001 (filed as Exhibit
            m3 to Post-Effective Amendment No. 44 to the Registration Statement
            of the Registrant, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
            of American Century Government Income Trust, American Century
            Investment Trust, American Century International Bond Fund, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds (Advisor Class) dated December 3, 2001.

EX-99.m5    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Investment Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m6    Amendment No. 1 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated August 1, 2001 (filed electronically as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement of the Registrant, File No. 2-99222, filed on July 31,
            2001, and incorporated herein by reference).

EX-99.m7    Amendment No. 2 to Master Distribution and Individual Shareholder
            Services Plan of American Century Government Income Trust, American
            Century Investment Trust, American Century California Tax-Free and
            Municipal Funds, American Century Municipal Trust, American Century
            Target Maturities Trust and American Century Quantitative Equity
            Funds (C Class), dated December 3, 2001.

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust and American Century Quantitative
            Equity Funds, dated November 20, 2000 (filed as Exhibit n1 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated August 1, 2001 (filed
            electronically as Exhibit n2 to post-Effective Amendment No. 44 to the Registration Statement of American Century Government Income
            Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds, dated December 3, 2001.

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).